Supplemental Agreement No. 82

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of May 13, 2013, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Buyer elects to exercise its option to purchase two (2) June 2014 and three (3) July 2014 Option Aircraft in accordance with Letter Agreement SWA-PA-1810-LA-1105884, “Option Aircraft,” to the Purchase Agreement and concurrently exercise its right to substitute to a Boeing Model 737-800 aircraft in accordance with Letter Agreement SWA-PA-1810-LA-1105883, “Aircraft Model Substitution,” to the Purchase Agreement (New Firm Aircraft); and

WHEREAS, Boeing and Buyer agree to incorporate a package of configuration changes previously accepted by Buyer for certain 737-8H4 Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference. To aid in the administration of the Purchase Agreement, certain Exhibits and Letter Agreements to the Purchase Agreement that Boeing and Buyer agree are inactive have been moved to the applicable section of the new Table of Contents.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-82-1

2.Article 1, “Subject Matter of Sale,” of the Purchase Agreement is deleted in its entirety and a new Article 1 is attached hereto and incorporated into the Purchase Agreement by this reference. Such new Article 1 reflects the incorporation of a new Table 1c for Block 800LUV Aircraft with non-ETOPS configuration.

3.Article 3, “Price of Aircraft,” of the Purchase Agreement is deleted in its entirety and a new Article 3 is attached hereto and incorporated into the Purchase Agreement by this reference. Such new Article 3 reflects the incorporation a new Table 1c for Block 800LUV Aircraft with non-ETOPS configuration and designates a new sub-block identified by “OPEX” in order to differentiate certain business terms.

4.Table 1b, “Aircraft Delivery, Description, Price and Advance Payments – Block 800LUV Aircraft,” to the Purchase Agreement is deleted in its entirety and a new Table 1b is attached hereto and incorporated into the Purchase Agreement by this reference.

5. Table 1c, “Aircraft Information Table – Block 800LUV Aircraft (non-ETOPS Configuration),” to the Purchase Agreement is hereby added and, by this reference, is incorporated in the Purchase Agreement. Such Table 1c includes the New Firm Aircraft and reflects ***.

6.Exhibit A-7, “Aircraft Configuration – Block 800LUV Aircraft (non-ETOPS Configuration),” is hereby added and, by this reference, is incorporated into the Purchase Agreement.

7.Attachment A to Letter Agreement No. SWA-PA-1810-LA-1001315R1, *** to the Purchase Agreement is deleted in its entirety and a new Attachment A (identified by “SA-82”) is attached hereto and incorporated into the Purchase Agreement by this reference.

8.Letter Agreement SWA-PA-1810-LA-1003490R1, *** to the Purchase Agreement is deleted in its entirety and replaced with a revised Letter Agreement SWA-PA-1810-LA-1003490R2, attached hereto and incorporated in the Purchase Agreement by this reference.

9.Attachment B to Letter Agreement No. SWA-PA-1810-LA-1105884, “Option Aircraft” is deleted in its entirety and a new Attachment B (identified by “SA-82”) is attached hereto and incorporated into the Purchase Agreement by this reference.

10.Letter Agreement SWA-PA-1810-LA-1105886, *** to the Purchase Agreement is deleted in its entirety and replaced with a revised Letter Agreement SWA-PA-1810-LA-1105886R1, attached hereto and incorporated in the Purchase Agreement by this reference.

11.Letter Agreement SWA-PA-1810-LA-1105888R1, *** to the Purchase Agreement is deleted in its entirety and replaced with a revised Letter Agreement SWA-PA-1810-LA-1105888R2, attached hereto and incorporated in the Purchase Agreement by this reference.

P.A. No. 1810	SA-82-2

12.***

13.Buyer and Boeing must execute this Supplemental Agreement on or before May 15, 2013.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.
By: /s/ Jeff Solomon	By: /s/ Michael Van de Ven
Its: Attorney‑In‑Fact	Its: Executive Vice President

P.A. No. 1810	SA-82-3

	Page	SA
	Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-82

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3‑1	SA-82

4.	Taxes	4-1

5.	Payment	5‑1

6.	Excusable Delay	6‑1

7.	Changes to the Detail
	Specification	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10‑1

11.	Termination for Certain Events	11‑1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and

14.	Contractual Notices and Requests	14‑1

15.	Miscellaneous	15‑1

P.A. No. 1810	i
K/SWA		SA-82

SA
Number

TABLE

1a	Aircraft Information Table – Block 700LUV Aircraft	SA-77

1b	Aircraft Information Table – Block 800LUV Aircraft	SA-82

1c	Aircraft Information Table – Block 800LUV Aircraft	SA-82
(non-ETOPS Configuration)

EXHIBITS

A-5	Aircraft Configuration – Block 700LUV Aircraft	SA-75

A-6	Aircraft Configuration – Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration – Block 800LUV Aircraft	SA-82
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A – 737-7H4 Aircraft (through 2012)
	Attachment B – 737-8H4 Aircraft (2012-2018)	SA-77

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-82

SA
Number

RESTRICTED LETTER AGREEMENTS

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential	SA-75
Information

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R1	***	SA-75
	Attachment A	SA-82

SWA-PA-1810-LA-1003498 R1	***	SA-75

SWA-PA-1810-LA-1003490R2	***	SA-82

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884R1	Option Aircraft	SA-75
Attachment B–Option Aircraft Information TableSA-82

SWA-PA-1810-LA-1105885	***	SA-75

SWA-PA-1810-LA-1105886R1	***	SA-82

SWA-PA-1810-LA-1105887	***	SA-75

P.A. No. 1810	iii
K/SWA		SA-82

SA
Number

SWA-PA-1810-LA-1105888R2	***	SA-82

SWA-PA-1810-LA-1105889	***	SA-75

ADDITIONAL LETTERS (FOR REFERENCE) – INACTIVE (as of SA-82)
6-1162-MSA-288	Business Offer – Enhanced Ground Proximity
Warning System (EGPWS) – Activiation – Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer – ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information Table	SA-74	Deleted under SA-75

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration – 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive
A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66	Inactive

P.A. No. 1810	iv
K/SWA		SA-82

SA
Number

Exhibits	Title	Last Updated under SA	Current Status
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
D	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment (July 1999 Base Price)	SA-13	Inactive
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive
6-1162-RLL-2037	Reconciliation of the Aircraft	SA-1	Inactive

P.A. No. 1810	v
K/SWA		SA-82

SA
Number

Letter Agreement	Title	Last Updated under SA	Current Status
Basic Price
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive
6-1162-NIW-890R1	***	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA-02710R1	***	SA-72	Inactive

P.A. No. 1810	vi
K/SWA		SA-82

ARTICLE 1.    Subject Matter of Sale.

1.1    The Aircraft.

1.1.1    The Aircraft – Model 737-700 (Block A through L, Block T, and Block 700LUV). Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the Boeing Model 737‑7H4 aircraft listed in Table 1 and Table 1a, “Aircraft Information Table,” of this Agreement which are identified therein as the Block A through L Aircraft, Block T Aircraft (including Block T-W, T-W-1/T-W-1a, T-W-2/T-W-2a, T-W-2b, and T-W-2c), and Block 700LUV Aircraft, collectively referred to as the “737-7H4 Aircraft,” and manufactured in accordance with the configuration described in Exhibit A, Exhibit A-Winglet, Exhibit A-1-Winglet, Exhibit A-1A, Exhibit A-2, Exhibit A-3, Exhibit A-4, or Exhibit A-5 as applicable, as modified from time to time in accordance with this Agreement (737-7H4 Detail Specification).

1.1.2    The Aircraft – Model 737-800 (Block 800LUV). Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the Boeing Model 737‑8H4 aircraft listed in Table 1b and Table 1c, “Aircraft Information Table,” to this Agreement which are identified therein as the Block 800LUV Aircraft, referred to as the “737-8H4 Aircraft,” and manufactured in accordance with the configuration described in Exhibit A-6 and Exhibit A-7, as applicable and as modified from time to time in accordance with this Agreement (737-8H4 Detail Specification).

1.1.3    The 737-7H4 Aircraft and 737-8H4 Aircraft described in this Article 1 shall be collectively referred to as the Aircraft (the Aircraft); and

1.1.4    The 737-7H4 Detail Specification and 737-8H4 Detail Specification described in this Article 1 shall be collectively referred to as the Detail Specification (Detail Specification).

1.2    Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

1.3    Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail

P.A. No. 1810	1-1
K/SWA		SA-82

Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

1.4    Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

P.A. No. 1810	1-2
K/SWA		SA-82

ARTICLE 3.    Price of Aircraft.

3.1    Definitions.

3.1.1    Special Features are the features incorporated in Exhibit A, Exhibit A-Winglet, Exhibit A-1-Winglet, Exhibit A-1A, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, or Exhibit A-7 collectively referred to as “Exhibit A,” as applicable, which have been selected by Buyer.

3.1.2    Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

3.1.3    Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

3.1.4    Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D, Exhibit D-1, or Exhibit D-2 as applicable.

3.1.5    Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

3.2    Aircraft Basic Price.

3.2.1    The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars.

3.2.2    The Aircraft Basic Price for Block T Aircraft, Block T-W Aircraft, Block T-W-1 Aircraft, Block T-W-1a Aircraft, Block T-W-2 Aircraft Block T-W-2a Aircraft, Block T-W-2b, and Block T-W-2c is expressed in July 1999 dollars as set forth in Table 1 of the Agreement.

3.2.3    The Aircraft Basic Price for Block 700LUV Aircraft and Block 800LUV Aircraft is expressed in July 2011 dollars as set forth in Table 1a and Tables 1b and 1c, respectively, of the Agreement.

3.3    Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

3.3.1    the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft,

P.A. No. 1810	3-1	SA-82
K/SWA

*** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft, *** for the Block T Aircraft, *** for the Block T-W Aircraft, *** for the Block T-W-1 Aircraft, the Block T-W-1a Aircraft, the Block T-W-2 Aircraft, the Block T-W-2a, *** for the Block T-W-2b Aircraft, *** for the Block T-W-2c Aircraft, *** for the Block 700LUV Aircraft, and *** for the Block 800LUV Aircraft; plus

3.3.2    the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Block A through L Aircraft; in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Block T Aircraft, Block T-W Aircraft, Block T-W-1 Aircraft, Block T-W-1a Aircraft, Block T-W-2 Aircraft, Block T-W-2a Aircraft, Block T-W-2b Aircraft, and Block T-W-2c Aircraft; and in Exhibit D-2 (Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment) for Block 700LUV Aircraft and Block 800LUV Aircraft ; plus

3.3.3    other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

3.4    Advance Payment Base Price.

3.4.1    Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement, or as of the date amended. The Advance Payment Base Price of each Aircraft is set forth in Table 1, Table 1a, Table 1b and Table 1c.

3.4.2    Adjustment of Advance Payment Base Prices - Long‑Lead Aircraft (Aircraft with delivery prior to 2012). For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices

P.A. No. 1810	3-2	SA-82
K/SWA

appearing in Table 1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then‑current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Price

P.A. No. 1810	3-3	SA-82
K/SWA

Table 1b to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft

Airframe Model/MTOW:	737-800	174200 pounds		Detail Specification:	D019A001SWA38P-1 Rev New
Engine Model/Thrust: CFM56-7B26		26400 pounds		Base Aircraft Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI
Base Aircraft Price:		***		Engine Price Base Year/Escalation Formula:	N/A		N/A
Special Features (Exhibit A-6):		***	Notes 1 & 2
Sub-Total of Aircraft Base Price and Features:		***		Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2012	1	***	36980	Note 1 & 3	***	***	***	***	***
Mar-2012	1	***	36680	Note 2 & 3	***	***	***	***	***
Apr-2012	3	***	36681, 36983, 36683	Note 3	***	***	***	***	***
May-2012	3	***	36682, 36985, 36987	Note 3	***	***	***	***	***
Jun-2012	4	***	38807, 38808, 38809, 38810	Note 3	***	***	***	***	***
Jul-2012	3	***	36684, 36990, 38811	Note 3	***	***	***	***	***
Aug-2012	2	***	36685, 36992	Note 3	***	***	***	***	***
Sep-2012	2	***	36686, 36994	Note 3	***	***	***	***	***
Sep-2012	1	***	36687	Note 5	***	***	***	***	***
Oct-2012	1	***	36997	Note 3	***	***	***	***	***
Nov-2012	4	***	37005, 37003, 35969, 35966	Note 3	***	***	***	***	***
Dec-2012	3	***	37006, 37009, 38818,	Note 3	***	***	***	***	***
Dec-2012	1	***	36891	Note 7	***	***	***	***	***
Jan-2013	3	***	35964, 36638, 36634	Note 7	***	***	***	***	***
Feb-2013	2	***	36635, 36893	Note 7	***	***	***	***	***
Mar-2013	2	***	36892, 36973	Note 7	***	***	***	***	***
Mar-2013	1	***	36998	Note 6 & 7	***	***	***	***	***
Apr-2013	1	***	36908	Note 7	***	***	***	***	***
	38
1) ***

SWA-PA-01810	Boeing Proprietary	Page	1
57774 57776 57777, 60261, 63168		SA-82

Table 1b to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft

Notes:
2) ***
3) ***
4) [deleted]
5) The Advance Payment Base Price for MSN 36687 reflects an original delivery date of October-2012. At time of delivery, the Economic Price Adjustment will be calculated based on the rescheduled delivery date of September 2012 in accordance with Exhibit D-2.
6) The Advance Payment Base Price for MSN 36998 reflects an original delivery date of April-2013. At time of delivery, the Economic Price Adjustment will be calculated based on the rescheduled delivery date of March-2013 in accordance with Exhibit D-2.
7) ***

SWA-PA-01810	Boeing Proprietary	Page	2
57774 57776 57777, 60261, 63168		SA-82

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW:	737-800	174200 pounds		Detail Specification:	D019A001SWA38P-1 Rev C (3/29/2013)
Engine Model/Thrust:	CFM56-7B27	27300 pounds	Note 1	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Base Aircraft Price:		***		Engine Price Base Year/Escalation Formula:	N/A	N/A
Special Features:	***
Add'l Features/Changes	***
Total Special Features (Exhibit A-7)		***
Sub-Total of Airframe and Features:		***		Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***		Base Year Index (ECI):	***
Aircraft Basic Prixe (Excluding BFE/SPE):		***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Deposit per Aircraft:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2013	1	***	36,933	***		***	***	***	***	***
Oct-2013	2	***	36912, 36914	***		***	***	***	***	***
Nov-2013	3	***	36915, 33939, 42526	***		***	***	***	***	***
Dec-2013	3	***	36917, 36919, 36731	***		***	***	***	***	***
Mar-2014	1	***	37,004	***		***	***	***	***	***
Apr-2014	4	***	42384, 36894, 36895, 36896	***		***	***	***	***	***
May-2014	3	***	36897, 42385, 42521	***		***	***	***	***	***
Jun-2014	3	***	36898, 36905, 42522	***		***	***	***	***	***
Jun-2014	2	***	tbd, tbd	***	OPEX	***	***	***	***	***
Jul-2014	2	***	42523, 36911	***		***	***	***	***	***
Jul-2014	3	***	tbd, tbd, tbd	***	OPEX	***	***	***	***	***

SWA-PA-01810	Boeing Proprietary	SA-82
63879 / 63887 / 64110 / 64111		Page 1

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Aug-2014	4	***	36907, 42524,35973, 42525	***		***	***	***	***	***
Sep-2014	4	***	36935, 42528, 42527, 42531	***		***	***	***	***	***
Oct-2014	3	***	36909, 36732, 36920	***		***	***	***	***	***
Dec-2014	2	***	42529, 42530	***		***	***	***	***	***

Total:    40

Notes:
1) ***
2) The sub-block identifier is used to denote applicability of certain business terms as referenced in Letter Agreement SWA-PA-1810-LA-1105888R2 to the Purchase Agreement.

SWA-PA-01810	Boeing Proprietary	SA-82
63879 / 63887 / 64110 / 64111		Page 2

737-8H4

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit A-7 to Purchase Agreement Number 1810

Block 800LUV Aircraft
(non-ETOPS Configuration)

P.A. No. 1810	A-7- 1	SA-82

AIRCRAFT CONFIGURATION

Dated May 13, 2013

relating to

BOEING MODEL 737-8H4 AIRCRAFT

The Detail Specification is Boeing document number D019A001SWA38P-1 Rev C, to dated March 29, 2013. The Detail Specification provides further description of Buyer’s configuration set forth in this Exhibit A-7. Such Detail Specification will be comprised of Boeing Configuration Specification D019A001, Rev N dated as of January 29, 2010 as amended to incorporate the Special Features listed in this Exhibit A-7, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Special Features. The Aircraft Basic Price reflects and includes all effects of such Special Features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 1810	A-7- 2	SA-82

BOEING PROPRIETARY

CR	Title	2011 $ Price Per A/C
0110-000029	MINOR MODEL 737-800 PASSENGER AIRPLANE	***
0110-000030	MAJOR MODEL 737 AIRPLANE	***
0170A244C58	SERVICING FEATURES - BASIC	***
0170A425A76	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	***
0170A541A17	AIRFRAME - 737-800	***
0170B401A26	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF DATALINK PROVISIONS AND INTEGRATED SELCAL CALL	***
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	***
0170B513A51	PC - PUSH TO TALK (PTT) SWITCH ON GLARESHIELD - REMOVE	***
0170B750B43	737 BOEING SKY INTERIOR	***
0170C430J04	PC - COMMUNICATIONS - DUAL COMMUNICATIONS CONTROL PANEL WIRING IN LIEU OF TRIPLE COMMUNICATIONS CONTROL PANEL WIRING	***
0170C801A81	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD	***
0170C801C76	LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS - 737 BOEING SKY INTERIOR	***
0170D360B56	PC - LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS, NO CURTAIN - BOEING SKY INTERIOR	***
0221A599A81	WET GROOVED RUNWAY OPERATIONS WITH ANTISKID SYSTEM INOPERATIVE	***
0221A609B52	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	***
0221C588A08	LANDING PERFORMANCE IMPROVEMENT- SKID RESISTANT RUNWAYS (FOR FAA CERTIFIED CUSTOMERS)	***
0222C472A09	SHORT FIELD PERFORMANCE ENHANCEMENT	***
0224-000036	EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)	***
0228-000001	FLIGHT MANUALS IN FAA FORMAT	***
0228-000032	FLIGHT CREW OPERATIONS MANUAL IN FAA FORMAT	***
0252B299A34	INSTRUMENTATION, AIRPLANE AND FUEL MEASURING STICK MANUALS IN ENGLISH UNITS - TEMPERATURE IN DEGREES FAHRENHEIT	***
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	***
0315D292A01	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 737-800	***
0351D322A15	TAKEOFF PERFORMANCE IMPROVEMENT - ALTERNATE FORWARD CENTER OF GRAVITY LIMITS	***
0370C910B63	AIR CONDITIONING TRANSITION DUCT UNDER FLOOR - INSTALLATION - 17 MIL DAMPING TAPE FOR NOISE REDUCTION	***
1110D360A84	EXTERIOR NON-REGULATORY MARKINGS	***
1110D360A85	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	***
1130D360A86	CARGO COMPARTMENT PLACARDS	***
1130D360A88	LIGHTED SIGNS	***
1130D360B61	INTERIOR PLACARDS AND MARKERS - 737 BOEING SKY INTERIOR	***
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	***
2130-000015	750 FPM CABIN PRESSURE DESCENT RATE	***
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	***
2210-000121	AUTOFLIGHT - ACTIVATION OF CONTROL WHEEL STEERING REVERSION IN APPROACH MODE	***
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	***
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	***
2210-000151	AUTOFLIGHT - ENABLE GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	***
2210C175A38	AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	***
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	***
2310B691B85	COMMUNICATIONS CONTROL PANELS - DUAL GABLES RADIO TUNING PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404- 124 - BFE/SPE	***
2311B401A28	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF DUAL HONEYWELL INTERNATIONAL INC. HF TRANSCEIVERS - P/N 964-0452-012 - AND DIGITAL HF COUPLERS- P/N 964-0453-011 - BFE/SPE	***
2311B401A29	DUAL HF DATA RADIO - ARINC 753 - ACTIVATION - AIRLINE DATA LINK COMMUNICATIONS ONLY	***
2312A213B90
VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE HONEYWELL ARINC
750 RTA-44D VHF FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 064-50000-2000 - BFE/SPE
***
2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	***

P.A. 1810 SA-82	BOEING PROPRIETARY	Page	1

BOEING PROPRIETARY

CR	Title	2011 $ Price Per A/C
2322C430J57	MP - COMMUNICATIONS MANAGEMENT UNIT (CMU) - ACTIVATION - DATA LINK RECORDING	***
2322C703A02	CMU - HONEYWELL ARINC 758 LEVEL AOA MARK III COMMUNICATIONS MANAGEMENT UNIT (CMU) - INSTALLATION INTO EXISTING PARTIAL PROVISIONS - P/N 7519200-921 - BFE/SPE	***
2322C939A05	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	***
2322D322B88
MP - CMU - INSTALLATION OF HONEYWELL MARK II ARINC 758 LEVEL AOA CMU W/ARINC SERVICE PROVIDER - DATA LINK RECORDING CAPABLE - P/N 965-0758-006 IN LIEU OF THE EXISTING HONEYWELL MARK III ARINC 758 LEVEL AOA CMU - P/N 7519200-921 - BFE
***
2324B299A26	EMERGENCY LOCATOR TRANSMITTER (ELT) - WULFSBERG ELECTRONICS AUTOMATIC FIXED WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - BFE/SPE	***
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	***
2342D360B00	CABIN INTERPHONE SYSTEMS - ATTENDANT HANDSETS WITH UNIQUE MARKINGS	***
2350A150D50	AUDIO INTEGRATING - INHIBIT AURAL ALERT TRANSMISSIONS THROUGH CAPTAIN, FIRST OFFICER'S AND FIRST OBSERVER'S HEADPHONES	***
2350B872A08	AUDIO CONTROL PANEL - INTEGRATED SELCAL, CREW CALL, AND SATCOM FUNCTIONS INSTALLATION - 3 VHF/2 HF	***
2351-000043	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - THREE POSITION WITH DETENT IN INTERPHONE POSITION	***
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	***
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	***
2351B696M34	AUDIO INTEGRATION - INSTALLATION - 2J HAND MICROPHONE JACKS IN THE FLIGHT DECK	***
2351D360C80	PASSENGER CABIN MEDICAL COMMUNICATIONS SYSTEM - BOEING SKY INTERIOR	***
2371B628B32	VOICE RECORDER AND MICROPHONE/MONITOR - HONEYWELL - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 980-6032-001 & P/N 980-6116-001 -BFE/SPE	***
2371B628B41	VOICE RECORDER - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	***
2433-000010	STANDBY POWER - 60-MINUTE CAPABILITY	***
2451B572D03	GALLEY G1 POWER - 6.9 KVA	***
2510C910B65	TRIP COUNTER - INSTALLATION - SFE - DEXTER WILSON	***
2511-000271	SECOND OBSERVER STATION, WITHOUT ARMRESTS - ADDITION	***
2511B696M36	FLIGHT COMPARTMENT SEATS - INSTALL CAPTAIN AND FIRST OFFICER SEATS WITH FLOTATION CUSHIONS	***
2513-000420	NO ROLLER SUNSHADES - FLIGHT DECK	***
2513B696E89	LOG BOOK HOLDER - INSTALLATION - ON AFT FACE OF P8 AISLESTAND	***
2513B696E95	FLIGHT COMPARTMENT ACCOMMODATIONS - INSTALL A FUEL CONVERSION PLACARD ON THE FACE OF CAPTAIN AND FIRST OFFICER'S CLIPBOARDS	***
2513C410C22	FLIGHT COMPARTMENT ACCOMMODATIONS - EMERGENCY EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICER'S CONTROL COLUMNS	***
2520D360A90	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	***
2523D360F87	PASSENGER SERVICE UNITS - 737 BOEING SKY INTERIOR	***
2524D360A79	CLOSET - AFT OF DOOR 1, LEFT - BFE/SPE	***
2524D360B01	FULL HEIGHT WINDSCREEN/STOWAGE UNIT - RHS - STA 336.75 - BFE/SPE	***
2525A627A07	DOUBLE ATTENDANT SEAT - WALL MOUNTED - STA 304	***
2525C204K04	HIC AND FEMUR LOAD COMPLIANCE - ECONOMY CLASS SEATS	***
2525C204K05	HIC AND FEMUR LOAD COMPLIANCE - ATTENDANT SEATS	***
2525D360F41	ECONOMY CLASS SEATS - BFE/SPE	***
2527D360C81	FLOOR COVERING - GALLEY MAT AND CARPET - BFE	***
2528C204J16	FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***
2528C204J18	SECOND FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***

P.A. 1810 SA-82	BOEING PROPRIETARY	Page	2

BOEING PROPRIETARY

CR	Title	2011 $ Price Per A/C
2528C204J20	FIRST MID CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***
2528C204J22	SECOND MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT-PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***
2528D360A93	LITERATURE POCKETS - BFE/SPE	***
2528D360B64	OVERHEAD STOWAGE BINS - ADDITIONAL FEATURES - 737 BOEING SKY INTERIOR	***
2529A802A86	DOOR WARNING STRAP - SHOCK CORD	***
2529D360B52	FORWARD ATTENDANT WORKSTATION - PANEL & HANDSET - UNIQUE FACEPLATE DISPLAY	***
2530C882K34	GALLEY G1 - AFT STATION 293	***
2530D360B03	GALLEY PART NUMBERS - BFE/SPE	***
2530D360B04	GALLEY INSERT PART NUMBERS - BFE/SPE	***
2540B873A66	LA LAVATORY	***
2540D360A81	LA LAVATORY SELECTABLES	***
2540D360A82	LE LAVATORY SELECTABLES	***
2540D360C84	LD LAVATORY SELECTABLES	***
2552-000117	CARGO COMPARTMENT NETS WITH NYLON TYPE WEB SUPPORTS	***
2552-000216	LOWER SIDEWALL LINER - FOWARD AND AFT CARGO COMPARTMENT - .060 THICKNESS	***
2552B491A05	FLOOR PANELS - FORWARD CARGO COMPARTMENT - 0.090 INCH THICKNESS, BMS 8-2, CONOLITE	***
2552B491A06	FLOOR PANELS - AFT CARGO COMPARTMENT - 0.090 INCH THICKNESS BMS 8-2, CONOLITE	***
2552B491A07	CEILING LINER - FORWARD CARGO COMPARTMENT - 0.031 INCH THICKNESS, BMS 8-2, CONOLITE	***
2552B491A10	CEILING LINER - AFT CARGO COMPARTMENT - 0.031 INCH THICKNESS, BMS 8-2, CONOLITE	***
2552B491A11	STA 731 BULKHEAD - .060 INCH THICKNESS, BMS 8-2, CONOLITE	***
2552B491A13	UPPER SIDEWALL LINER - AFT CARGO COMPARTMENT - 0.045 INCH THICKNESS, BMS 8-2, CONOLITE	***
2560-000176	HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE	***
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK	***
2560C410D09	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - EASTERN AERO MARINE INC - P/N P01202-301C - BFE/SPE	***
2562D360B66	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***
2564D360G72	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***
2622-000047	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES	***
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	***
2911-000042	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - EATON (VICKERS) - 10-62167	***
2911-000044	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) - 10-60556	***
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	***
3042B696M33	WINDSHIELD WIPER SYSTEM - REVISION - SINGLE SWITCH FOR BOTH WIPERS	***
3120C910B67	CLOCK WIRING - INSTALLATION - FMC, DFDAU AND VOICE RECORDER INPUT FROM FIRST OFFICER'S CLOCK	***
3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	***
3131B628B16	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4750-009 - BFE/SPE	***
3131D217A10
DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - CAT IIIB/IAN/GLS/NPS CAPABLE - WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE - TELEDYNE CONTROLS - 512 WPS CAPABLE - 737-7 DATA FRAME ACTIVE - P/N 2233000-916 - BFE/SPE
***
3132-000014	PORTABLE DATA LOADER/RECORDER CONNECTOR IN FLIGHT DECK-ARINC 615-SFE	***
3133A150E33	MP-INSTL OF ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	***
3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	***
3161A627A40	CDS - SOFTWARE ACTIVATION - SELECTABLE COMPACTED ENGINE FORMAT - ENABLE	***
3161C175A22	ENGINE OIL QUANTITY DISPLAY - PERCENT - ENGINE DISPLAY	***
3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	***
3162-000023	FLIGHT DIRECTOR COMMAND DISPLAY - FILLED INTEGRATED CUE - ADI	***
3162-000028	RADIO ALTITUDE - BELOW ADI	***

P.A. 1810 SA-82	BOEING PROPRIETARY	Page	3

BOEING PROPRIETARY

CR	Title	2011 $ Price Per A/C
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	***
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	***
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	***
3162-000044	TCAS RESOLUTION ADVISORY - VSI	***
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	***
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	***
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	***
3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	***
3162-000218	GROUND SPEED - DISPLAYED BELOW AIRSPEED TAPE WHEN MACH NUMBER IS NOT DISPLAYED - PRIMARY FLIGHT DISPLAY	***
3162A066A17	COMMON DISPLAY SYSTEMS FAULT MESSAGE - REVERSE VIDEO DISPLAY	***
3162A213A02	CDS DISPLAY - PFD/ND FORMAT - OVER AND UNDER ENGINE PRESENTATION	***
3162A627A36	CDS - SOFTWARE ACTIVATION - VNAV SPEED BANDS - ENABLE	***
3162C594A29	CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALES - ENABLE	***
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	***
3245-000098	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - BFGOODRICH - INSTALLATION WITH SFE 12 PR, 225 MPH RADIAL TIRES	***
3245B290A92	BRAKES - CARBON - GOODRICH	***
3245B290A94	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS FOR CARBON BRAKES - GOODRICH - INSTALLATION WITH SFE 28 PR, 225 MPH TIRES	***
3321C869A65	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL - 737 BOEING SKY INTERIOR	***
3324C195A04	NO SMOKING SIGN - SILK SCREENED SYMBOL AND RETAIN CHIME FUNCTION	***
3342-000033	NOSE GEAR TAXI LIGHT - NO AUTOMATIC SWITCHOFF AT RETRACTION	***
3342-000035	NOSE GEAR TAXI LIGHT - 250-WATT	***
3344C910B68	ANTI-COLLISION LIGHT - INSTALLATION - SWITCH NOMENCLATURE	***
3350C869A05	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - COLOR PHOTOLUMINESCENT	***
3350D360K03	RO - EMERGENCY LIGHTING - REPLACEMENT - EMERGENCY ESCAPE PATH LIGHTING - NARROW COLORED PHOTOLUMINESCENT IN LIEU OF STANDARD WIDTH	***
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	***
3414-000035	STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK	***
3423-000023	STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE	***
3430B866A28	ILS/GPS MULTI-MODE RECEIVER (MMR) - HONEYWELL INTERNATIONAL INC. - P/N 066- 50029-1201 - BFE/SPE	***
3431A065B03	VHF NAV/DME CONTROL PANEL - GABLES ENGINEERING - P/N G7500-03 - BFE/SPE	***
3433A732A13	RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - HONEYWELL INTERNATIONAL INC - P/N 066-50007-0111 - BFE/SPE	***
3436A218A66	HEAD-UP DISPLAY (HUD) - PARTIAL PROVISIONS FOR A COMMON HUD SYSTEM WITH CONTROL PANEL INTERFACE	***
3436C594A68	HEAD UP DISPLAY (HUD) - INSTALLATION OF ROCKWELL COLLINS PHASE 3 HGS4000 SYSTEM WITH CONTROL PANEL - STC CERTIFIED - BFE/SPE	***
3443B696L72	SINGLE WEATHER RADAR SYSTEM - HONEYWELL INTERNATIONAL INC. - MODEL RDR- 4000 WEATHER RADAR - INSTALLATION - BFE/SPE	***
3443B696L73	SINGLE WEATHER RADAR SYSTEM CONTROL PANEL - HONEYWELL RDR-4000 RADAR SYSTEM - P/N 930-5101-001 - BFE/SPE	***
3445B866A10	TCAS SYSTEM - HONEYWELL INTERNATIONAL INC TCAS COMPUTER P/N 940-0300-001 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	***
3446-000046	LOW VOLUME FOR ALTITUDE CALLOUTS	***
3446-000048	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT ENABLE	***
3446-000050	500 SMART CALLOUT	***
3446-000057	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 100, 50, 30, 10	***
3451-000023	VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-50012-0101 - BFE/SPE	***
3453B866A17	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01127- 1602 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	***
3455-000020	DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTERROGATOR P/N 066- 50013-0101 - BFE/SPE	***
3457B696A24	AUTOMATIC DIRECTION FINDING (ADF) SYSTEM - PARTIAL PROVISIONS	***

P.A. 1810 SA-82	BOEING PROPRIETARY	Page	4

BOEING PROPRIETARY

CR	Title	2011 $ Price Per A/C
3461A150B73	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ENGINE-OUT STANDARD INSTRUMENT DEPARTURES (SID'S) - ENABLE	***
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	***
3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATIONS DATA LINK (AOC DL) - FANS FEATURE ACTIVATION	***
3461A425A30	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOINTS- ENABLE	***
3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	***
3461A890A76	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DISPLAY - MISSED APPROACH IN CYAN UNTIL ACTIVE - ENABLE	***
3461B696D59	MP - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) -AIR TRAFFIC SERVICES DATA LKINK (ATS DL) -FANS FEATURE ACTIVATION	***
3461B696K97	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - VERTICAL RNP DEFAULT VALUE - REVISION	***
3461B696M48	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED VIA THE FMC INTENT DATA DEDICATED OUTPUT BUS - ENABLE	***
3461C175A14	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FANS CAPABLE MCDU WITH ATC KEYBOARD - INSTALLATION-SFE	***
3461C175A32	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - COMMON VNAV - ENABLE	***
3461C175A34	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SPEED PROPAGATION FROM THE CRUISE PAGE TO THE DESCENT PAGE - ENABLE	***
3461C430J05	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - VOR INHIBIT	***
3461C594A26	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED TO ACARS - ENABLE	***
3511-000011	NO REMOTE CREW OXYGEN FILL STATION	***
3511B696M31	CREW OXYGEN MASKS AND SMOKE GOGGLES - CAPTAIN, FIRST OFFICER, FIRST OBSERVER AND SECOND OBSERVER - BFE/SPE	***
3511D322B89	MP - CREW OXYGEN MASKS - WITH SECOND OBSERVER - REPLACEMENT - AVOX FULL FACE MASKS WITH BUILT-IN GOGGLES IN LIEU OF THE EXISTING AVOX MASKS WITH SEPARATE SMOKE GOGGLES - BFE	***
3811-000017	POTABLE WATER - SERVICEABLE TO 40 GALLONS	***
3830C882K61	WASTE DISPOSAL - 4"" SERVICE PANEL LAVATORY DRAIN VALVE	***
3832-000032	VACUUM WASTE SYSTEM - MONOGRAM TOILET ASSEMBLIES	***
3910D322A11	AFT ELECTRONICS PANEL ARRANGEMENT	***
5231A561C54	CARGO DOOR - SOLID SKIN	***
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	***
5352A298A28	RADOME- NORDAM- SFE	***
5730B290A42	PARTIAL PROVISIONS FOR AVIATION PARTNERS BOEING (APB) WINGLET INSTALLATION	***
5730C581A10	WINGLET INSTALLATION - AVIATION PARTNERS BOEING (APB) - BFE/SPE (737-800)	***
7200-000125	CFM56-7 ENGINES - 7B26 RATING	***
7900-000116	LUBRICATING OIL - MOBIL JET II	***
MISC	INTERIOR ALLOWANCE	***
MISC DOOR	FAA FLIGHT DECK DOOR	***
MISC P & O	PEAKS & OBSTACLES	***
MISC/FAA4	FLAME PROPAGATION - INSULATION BLANKETS (FAA)	***
MISC/FAA5	FIRE PENETRATION - BURNTHROUGH, FAR 25.856(b)	***
OPTIONS: 200	TOTALS:	***

ADDITIONAL PRODUCTION CHANGES, INCLUDING CHANGES FOR NON-ETOPS (AS OF SA-82):

0224B372J97	RO - EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS) - DELETION	***
0252D322D01	MP - INSTRUMENTATION, AIRPLANE AND FUEL MEASURING STICK MANUALS IN ENGLISH UNITS - TEMPERATURE IN DEGREES CELSIUS IN LIEU OF TEMPERATURE IN DEGREES FAHRENHEIT	***
1110D185K68	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - ADDITION - ETOPS MAINTENANCE MARKING	***
1110D360N93	RO - EXTERIOR COLOR SCHEMES AND MARKINGS - DELETION - ETOPS MAINTENANCE MARKING	***

P.A. 1810 SA-82	BOEING PROPRIETARY	Page	5

BOEING PROPRIETARY

CR	Title	2011 $ Price Per A/C
2300D322C81	RO - FPO - COMMUNICATIONS - DELETION OF DUAL HONEYWELL HF COMMUNICATIONS SYSTEM INCLUDING PROVISIONS AND DELETE E6 EQUIPMENT RACK - RETAIN INTEGRATED AUDIO SELECTOR PANEL WIRING - BFE	***
2312C028G60	MP - VHF COMMUNICATIONS SYSTEM - ACTIVATION OF KEYLINE TIMER	***
2500D360N91	RO - PASSENGER COMPARTMENT - DELETION - EMERGENCY EQUIPMENT AND CENTER OVERHEAD STOWAGE - BFE	***
2520D185M20	MP - PASSENGER COMPARTMENT - REPLACEMENT - GALLEY AND ENTRYWAY MAT MATERIAL - SCHNELLER - BFE	***
2525D360N76	MP - PASSENGER COMPARTMENT SEATS - REVISION - B/E AEROSPACE - BFE	***
2525D360T83	MP - PASSENGER COMPARTMENT SEATS - REVISION - TRAY TABLE LATCH - B E AEROSPACE - BFE	***
2527D360L35	MP - FLOOR COVERING - REPLACEMENT - CARPET TILES IN PASSENGER CABIN - WITH 18MM WIDE PHOTOLUM - INTERFACEFLOR IN LIEU OF MOHAWK - BFE	***
2527D360T79	MP - FLOOR COVERING - REVISION - CARPET AND GALLEY MAT - BFE	***
2527D360T90	MP - FLOOR COVERING - REVISION - CARPET TILES - INTERFACEFLOR - BFE	***
2529D384F68	MP - DOOR WARNING STRAP - REPLACEMENT - FORWARD LH DOOR	***
2530D360T82	MP - GALLEY - REPLACEMENT - WASTE CONTAINER - COMPOSITES UNLIMITED - BFE	***
2552D560A01	MP - FPO - LOWER LOBE (CONTAINERIZED) CARGO COMPARTMENT - REPLACEMENT - FWD AND AFT CARGO LINERS	***
2562D360N20	MP - OVERWATER EMERGENCY EQUIPMENT - ADDITION - LIFE RAFTS IN CENTER OVERHEAD STOWAGE - EASTERN AERO MARINE - BFE	***
2564D185K61	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - ADDITION - OXYGEN BOTTLE AND MASK - SCOTT AVIATION - BFE	***
2564D360M44	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT - BFE	***
2564D360M82	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - ADDITION - PBE IN FWD LH MONUMENT - ESSEX - BFE	***
2564D360P90	MP - DETACHABLE EMERGENCY EQUIPMENT - DELETION - SMOKE HOODS - ESSEX CORPORATION - BFE	***
2564D360T14	MP - DETACHABLE EMERGENCY EQUIPMENT - FIRST AID KIT - PROCUREMENT REVISION - BFE TO BFBI	***
2732D322C99
MP - STALL WARNING SYSTEM - STALL MANAGEMENT YAW DAMPER COMPUTERS (SMYD) - REPLACEMENT- SMYD COMPUTERS WITH AUTOSTOW FUNCTIONALITY, P/N 285A1010-109 IN LIEU OF THE EXISTING SMYD COMPUTERS, P/N 285A1010-9 - SFE
***
3133A051B38	MP - MULTI-INPUT PRINTER - ARINC 740 - MILTOPE P/N 497126-31 - BFE	***
3133B694B49	RO - ARINC 740 MULTI-INPUT PRINTER REMOVAL FROM PROVISIONS IN THE AFT AISLE STAND - HONEYWELL - P/N 8055515-4507 - BFE	***
3133D322C34	MP - ARINC 740 MULTI-INPUT PRINTER - REPLACEMENT - HONEYWELL P/N 8055515-4507 IN LIEU OF MILTOPE P/N 497126-31 - BFE	***
3211D830A06	MP - MAIN GEAR - REVISION - STRENGTHENED MAIN LANDING GEAR AXLES	***
3430B694H08	MP - ILS/GPS MULTI-MODE RECEIVER (MMR) - INSTALLATION - SEXTANT IN LIEU OF HONEYWELL - BFE	***
3433D354B57	MP - RADIO ALTIMETER SYSTEM - REPLACEMENT - HONEYWELL LOW RANGE RADIO ALTIMETER P/N 066-50007-0531 IN LIEU OF EXISTING P/M 066-500007-0111 - BFE	***
3455D354B43	MP - DISTANCE MEASURING EQUIPMENT (DME) SCANNING INTERROGATOR - REPLACEMENT - HONEYWELL P/N 066-50013-0111 IN LIEU OF P/N 066-50013-0101 - BFE	***
3461D322C75	RO - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - DEACTIVATION - AIR TRAFFIC SERVICES DATA LINK (ATS DL)	***
3910D322C28	MP - AFT ELECTRONICS PANEL ARRANGEMENT - REVISION - AFT ELECTRONICS PANEL ARRANGEMENT WITH ARINC 740 PRINTER INSTALLATION IN LIEU OF THE EXISTING AFT ELECTRONICS PANEL ARRANGEMENT	***
3910D322C77	RO - AFT ELECTRONICS PANEL - REVISION	***
7200A367A61	MP - CFM56-7 ENGINES - 7B27 RATING IN LIEU OF 7B26 RATING	***
7200D977A01	MP - CFM56-7 ENGINES - 7B27/F THRUST RATING IN LIEU OF THE EXISTING 7B27 THRUST RATING	***
OPTIONS: 35	TOTALS:	***

GRAND TOTALS:    ***

P.A. 1810 SA-82	BOEING PROPRIETARY	Page	6

Attachment A to SWA-PA-1810-LA1001315R1
1

***

Letter Agmt SWA-PA-1810-LA-1001315R1; paragraph 3
No.	Model	Aircraft Block	MSN's	Current Delivery Mo.	Base Year	***
1	737-700	T-W-2b	36962	July-11	1999	***
2	737-700	T-W-2b	36963	July-11	1999	***
3	737-700	T-W-2b	36965	August-11	1999	***
4	737-700	T-W-2b	36967	October-11	1999	***
5	737-800	800LUV	36980	March-12	2011	***
6	737-800	800LUV	36983	April-12	2011	***
7	737-800	800LUV	36985	May-12	2011	***
8	737-800	800LUV	36987	May-12	2011	***
9	737-800	800LUV	36990	July-12	2011	***
10	737-800	800LUV	36992	August-12	2011	***
11	737-800	800LUV	36994	September-12	2011	***
12	737-800	800LUV	37003	November-12	2011	***
13	737-800	800LUV	37009	December-12	2011	***
14	737-800	800LUV	36973	March-13	2011	***
15	737-800	800LUV	36908	April-13	2011	***
16	737-800	800LUV	36998	~~April-13~~ March-13	2011	***
17	737-800	800LUV	37004	~~May-13~~ March-14	2011
18	737-800	800LUV	42521	~~July-13~~ May-14	2011
19	737-800	800LUV	42522	~~August-13~~ June-14	2011
20	737-800	800LUV	42523	~~August-13~~ July-14	2011
21	737-800	800LUV	42524	~~September-13~~ August-14	2011
22	737-800	800LUV	36933	September-13	2011
23	737-800	800LUV	42525	~~October-13~~ August-14	2011
24	737-800	800LUV	36935	~~October-13~~ September-14	2011
25	737-800	800LUV	42526	November-13	2011
26	737-800	800LUV	42527	~~November-13~~ September-14	2011
27	737-800	800LUV	42528	~~November-13~~ September-14	2011
28	737-800	800LUV	42529	~~December-13~~ December-14	2011
29	737-800	800LUV	42530	~~December-13~~ December-14	2011
30	737-800	800LUV	42531	~~January-14~~ September-14	2011
31	737-800	800LUV	36909	~~January-14~~ October-14	2011
32	737-700	700LUV	42532	~~February-14~~ January-17	2011
33	737-700	700LUV	36910	~~February-14~~ January-17	2011
34	737-700	700LUV	36927	~~March-14~~ April-17	2011
35	737-700	700LUV	36925	~~March-14~~ May-17	2011
36	737-700	700LUV	36926	~~April-14~~ January-18	2011
37	737-700	700LUV	36929	~~April-14~~ August-17	2011
38	737-700	700LUV	42533	~~May-14~~ February-18	2011
39	737-700	700LUV	42534	~~May-14~~ March-18	2011
40	737-700	700LUV	37019	~~August-14~~ June-18	2011
41	737-700	700LUV	36930	~~September-14~~ September-17	2011
42	737-700	700LUV	37042	~~September-14~~ July-18	2011
43	737-700	700LUV	36934	~~October-14~~ October-17	2011
44	737-700	700LUV	37034	~~October-14~~ September-18	2011
45	737-700	700LUV	37043	November-14	2011
46	737-700	700LUV	37045	December-14	2011
47	737-700	700LUV	37037	December-14	2011
48	737-700	700LUV	42535	January-15	2011

SA-82

Attachment A to SWA-PA-1810-LA1001315R1
2

49	737-700	700LUV	42536	February-15	2011
50	737-700	700LUV	42537	March-15	2011
51	737-700	700LUV	42538	April-15	2011
52	737-700	700LUV	42539	May-15	2011
53	737-700	700LUV	42540	June-15	2011
54	737-700	700LUV	42541	July-15	2011
55	737-700	700LUV	42542	August-15	2011
56	737-700	700LUV	42543	September-15	2011
57	737-700	700LUV	36940	November-15	2011
58	737-700	700LUV	36938	April-16	2011
59	737-700	700LUV	36939	May-16	2011
60	737-700	700LUV	36945	July-16	2011
61	737-700	700LUV	36977	September-16	2011
62	737-700	700LUV	36970	January-17	2011
63	737-700	700LUV	36969	February-17	2011
64	737-700	700LUV	36972	March-17	2011
65	737-700	700LUV	36974	April-17	2011
66	737-700	700LUV	36975	May-17	2011
67	737-700	700LUV	36976	June-17	2011
68	737-700	700LUV	36979	August-17	2011
69	737-700	700LUV	36984	September-17	2011
70	737-700	700LUV	36988	October-17	2011
71	737-700	700LUV	36989	November-17	2011
72	737-700	700LUV	42544	January-18	2011
73	737-700	700LUV	42545	February-18	2011
74	737-700	700LUV	42546	March-18	2011
75	737-700	700LUV	42547	April-18	2011
76	737-700	700LUV	42548	May-18	2011
77	737-700	700LUV	42549	June-18	2011
78	737-700	700LUV	42550	July-18	2011
79	737-700	700LUV	42551	August-18	2011
80	737-700	700LUV	42552	September-18	2011
81	737-700	700LUV	42553	October-18	2011
82	737-800	800LUV	tbd	June-14	2011
83	737-800	800LUV	tbd	June-14	2011
84	737-800	800LUV	tbd	July-14	2011
85	737-800	800LUV	tbd	July-14	2011
86	737-800	800LUV	tbd	July-14	2011
87			tbd
88			tbd
89			tbd
90			tbd

SA-82

SWA-PA-1810-LA-1003490R2

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	a) Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. Unless otherwise noted, this Letter Agreement is solely applicable to the Block 800LUV Aircraft identified in Tables 1b and 1c of the Purchase Agreement (Block 800LUV Aircraft). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.***

SWA-PA-1810-LA-1003490R2	Page	1
***	SA-82
BOEING PROPRIETARY

2.***

SWA-PA-1810-LA-1003490R2	Page	2
***	SA-82
BOEING PROPRIETARY

3.***

3.	Assignment.
Unless otherwise noted herein, *** described in this Letter Agreement are provided *** in consideration of Buyer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.	Confidentiality
Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van De Ven

Its	Executive Vice President

SWA-PA-1810-LA-1003490R2	Page	3
***	SA-82
BOEING PROPRIETARY

Attachment B to
Letter Agreement No. SWA-PA-1810-LA-1105884
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-700	154500 pounds	Detail Specification:	D019A001SWA37P-1 Rev New	4Q10 External Fcst
Engine Model/Thrust:	CFM56-7B24	24000 pounds	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Base Aircraft Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Special Features:		***
Sub-Total of Aircraft Base Price and Features:		***	Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Non-Refundable Deposit/Aircraft at Def Agreemt:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2014	1	***	***	***	***	***	***
Aug-2014	2	***	***	***	***	***	***
Sep-2014	2	***	***	***	***	***	***
Oct-2014	2	***	***	***	***	***	***
Nov-2014	2	***	***	***	***	***	***
Dec-2014	1	***	***	***	***	***	***
Jan-2015	2	***	***	***	***	***	***
Feb-2015	1	***	***	***	***	***	***
Mar-2015	1	***	***	***	***	***	***
Apr-2015	1	***	***	***	***	***	***
May-2015	2	***	***	***	***	***	***
Jun-2015	2	***	***	***	***	***	***
Jul-2015	2	***	***	***	***	***	***

SWA-Pa-1810-LA-1105884 (58928-1Q.TXT)	Boeing Proprietary	SA 82

Attachment B to
Letter Agreement No. SWA-PA-1810-LA-1105884
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Aug-2015	1	***		***	***	***	***	***
Jan-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Jan-2016	1	***		***	***	***	***	***
Jun-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Jul-2016	1	***		***	***	***	***	***
Aug-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Sep-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Oct-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Nov-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Nov-2016	1	***		***	***	***	***	***
Dec-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Dec-2016	2	***		***	***	***	***	***
Jan-2017	2	***		***	***	***	***	***
Feb-2017	2	***		***	***	***	***	***
Mar-2017	3	***		***	***	***	***	***
Apr-2017	3	***		***	***	***	***	***
May-2017	2	***		***	***	***	***	***
Jun-2017	1	***		***	***	***	***	***
Jul-2017	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Jul-2017	1	***		***	***	***	***	***
Aug-2017	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Sep-2017	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Sep-2017	1	***		***	***	***	***	***
Oct-2017	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Oct-2017	1	***		***	***	***	***	***

SWA-Pa-1810-LA-1105884 (58928-1Q.TXT)	Boeing Proprietary	SA 82

Attachment B to
Letter Agreement No. SWA-PA-1810-LA-1105884
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Nov-2017	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Nov-2017	1	***		***	***	***	***	***
Dec-2017	2	***	Deposit paid prior to SA-75	***	***	***	***	***
Dec-2017	1	***		***	***	***	***	***
Jan-2018	2	***		***	***	***	***	***
Feb-2018	3	***		***	***	***	***	***
Mar-2018	3	***		***	***	***	***	***
Apr-2018	2	***		***	***	***	***	***
May-2018	2	***		***	***	***	***	***
Jun-2018	2	***		***	***	***	***	***
Jul-2018	2	***		***		***	***	***
Aug-2018	2	***		***	***	***	***	***
Sep-2018	2	***		***	***	***	***	***
Oct-2018	2	***		***	***	***	***	***
Nov-2018	3	***		***	***	***	***	***
Dec-2018	3	***		***	***	***	***	***
Total:	87

SWA-Pa-1810-LA-1105884 (58928-1Q.TXT)	Boeing Proprietary	SA 82

SWA-PA-1810-LA-1105886R1

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. Unless otherwise noted, this Letter Agreement is solely applicable to the Block 700LUV Aircraft and Block 800LUV Aircraft identified in Table 1a and Tables 1b and 1c, respectively, to the Purchase Agreement (Firm Aircraft), and the Option Aircraft identified in the Attachment to Letter Agreement No. SWA-PA-1810-LA-1105884 to the Purchase Agreement (Option Aircraft). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.***

2.***

P.A. No. 1810	SA-82
SWA-PA-1810-LA-1105886R1	Page	1
BOEING PROPRIETARY

3.	Confidentiality.
Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Buyer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Buyer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Buyer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Buyer shall be fully responsible to Boeing for compliance with such obligations.

4.	Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Buyer in consideration of Buyer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

P.A. No. 1810	SA-82
SWA-PA-1810-LA-1105886R1	Page	2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

P.A. No. 1810	SA-82
SWA-PA-1810-LA-1105886R1	Page	3
BOEING PROPRIETARY

SWA-PA-1810-LA-1105888R2

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	a) Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

1.***

SWA-PA-1810-LA-1105888R2	Page	1
***	SA-82
BOEING PROPRIETARY

2.Termination of Agreements relating to Large Area Display System. Boeing and Buyer hereby terminate all agreements relating to the installation of large area display systems on Buyer’s 737-300/-500 aircraft in Buyer’s fleet (LADS Project). *** Boeing and Buyer hereby agree that neither party shall have any further obligations with respect to the LADS Project.

3.***

SWA-PA-1810-LA-1105888R2	Page	2
***	SA-82
BOEING PROPRIETARY

*** Aircraft by MSN
36717	33943
34861	33925
33923	36724
36718	33917
33929	34479
36399	34862
33927	35110
33928	33918
35109	33930
35788	33931
36091	33921
33926	33922
33919	36725
33934	33933
33924	36716

3.	Assignment.
The business terms described in this Letter Agreement are provided *** in consideration of Buyer’s taking title to the Firm Aircraft and Option Aircraft at time of delivery and becoming the operator of the Firm Aircraft and Option Aircraft. Under no circumstances will Buyer be permitted to assign the business terms set forth herein.

4.	Confidentiality
Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Buyer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Buyer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Buyer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a

SWA-PA-1810-LA-1105888R2	Page	3
***	SA-82
BOEING PROPRIETARY

confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Buyer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/Michael Van de Ven

Its	Executive Vice President

SWA-PA-1810-LA-1105888R2	Page	4
***	SA-82
BOEING PROPRIETARY